UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2012

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Main Street White Plains, New York	10606
(Address of principal executive offices)	(Zip code)

(914) 684-2800
(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 7, 2012, Bunge Limited (“Bunge”) issued a press release announcing that it has entered into a definitive agreement with Yara International ASA (“Buyer”), pursuant to which the Buyer will acquire Bunge’s fertilizer business, including blending facilities, brands and warehouses, for $750 million in cash, subject to certain post-closing adjustments.

The transaction, which is expected to close in the second half of 2013, is subject to customary closing conditions, including the receipt of regulatory approvals in Brazil.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2012

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Assistant General Counsel, Chief Compliance Officer and Assistant Secretary

EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated December 7, 2012